Exhibit 99.1

WESTAR ENERGY ANNOUNCES 3rd QUARTER 2013 RESULTS
TOPEKA, Kan., Nov. 7, 2013 - Westar Energy, Inc. (NYSE:WR) today announced earnings of $133 million, or $1.04 per share, for the third quarter 2013 compared with earnings of $139 million, or $1.10 per share, for the third quarter 2012. Earnings for the nine months ended Sep. 30, 2013 were $251 million, or $1.97 per share, compared with $228 million, or $1.79 per share, for the same period in 2012.

Lower net income for the three months ending Sep. 30, 2013 was driven by cooler weather, reduced demand from industrial customers and higher O&M costs at the company’s power plants. The decreases were partially offset by recording income from corporate-owned life insurance and price increases.

Higher net income for the nine months ending Sep. 30, 2013 was driven primarily by higher prices, recording additional benefits from corporate-owned life insurance and lower general and administrative costs. These benefits were partially offset by lower electric sales as a result of cooler weather and reduced demand primarily from industrial customers.

Earnings Guidance
The company revised its 2013 earnings guidance of $2.05 to $2.15 per share to $2.20 to $2.30 per share. The increase reflects year-to-date trends including improved residential and commercial sales, lower interest expenses, benefits from lower operating expenses and lower effective income tax rate. The company has posted to its website an updated summary of factors it considers to be key drivers and assumptions used in arriving at earnings guidance. The summary is located under Supplemental Materials within the Investors section of the company website at www.WestarEnergy.com.

Conference Call and Additional Company Information
Westar Energy management will host a conference call Friday, Nov. 8 with the investment community at 10 a.m. ET (9 a.m. CT). Investors, media and the public may listen to the conference call by dialing 877.415.3179, participant code 63251422. A webcast of the live conference call will be available at www.WestarEnergy.com.

Members of the media are invited to listen to the conference call and then contact Gina Penzig with any follow-up questions.

This earnings announcement, a package of detailed third quarter financial information, the company's quarterly report on Form 10-Q for the period ended Sep. 30, 2013 and other filings the company has made with the Securities and Exchange Commission are available on the company's website at www.WestarEnergy.com.

WESTAR ENERGY NEWS RELEASE    Page 1 of 3

Westar Energy announces 3rd quarter results

Westar Energy, Inc. (NYSE: WR) is Kansas' largest electric utility. For more than a century, we have provided Kansans the safe, reliable electricity needed to power their businesses and homes. Every day our team of professionals takes on projects to generate and deliver electricity, protect the environment and provide excellent service to our nearly 700,000 customers. Westar has 7,200 MW of electric generation capacity fueled by coal, uranium, natural gas, wind and landfill gas. We are also a leader in electric transmission in Kansas. Our innovative customer service programs include mobile-enabled customer care, digital meters and paving the way for electric vehicle adoption. Our employees live, volunteer and work in the communities we serve.

For more information about Westar Energy, visit us on the Internet at http://www.WestarEnergy.com.

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2012 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 7, 2013, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11;and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Media Contact:
Gina Penzig
Director, corporate communications
Phone: 785.575.8089
Gina.Penzig@westarenergy.com
Media line: 888.613.0003

Investor Contact:
Bruce Burns
Director, investor relations
Phone: 785.575.8227
Bruce.Burns@westarenergy.com

WESTAR ENERGY NEWS RELEASE    Page 2 of 3

Westar Energy announces 3rd quarter results

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,
	2013	2012	Change	% Change	2013	2012	Change	% Change
	(Dollars In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$237,984	$250,757	$(12,773)	(5.1)	$568,662	$566,069	$2,593	0.5
Commercial	199,921	194,032	5,889	3.0	513,049	493,814	19,235	3.9
Industrial	98,410	96,656	1,754	1.8	282,155	278,036	4,119	1.5
Other retail	3,849	6,407	(2,558)	(39.9)	2,905	1,125	1,780	158.2
Total Retail Revenues	540,164	547,852	(7,688)	(1.4)	1,366,771	1,339,044	27,727	2.1
Wholesale	94,496	88,784	5,712	6.4	262,749	228,966	33,783	14.8
Transmission	52,410	49,137	3,273	6.7	156,725	144,480	12,245	8.5
Other	7,904	9,985	(2,081)	(20.8)	24,531	25,208	(677)	(2.7)
Total Revenues	694,974	695,758	(784)	(0.1)	1,810,776	1,737,698	73,078	4.2
OPERATING EXPENSES:
Fuel and purchased power	178,562	177,506	1,056	0.6	483,014	452,840	30,174	6.7
Operating and maintenance	169,100	149,001	20,099	13.5	491,132	461,515	29,617	6.4
Depreciation and amortization	68,861	65,061	3,800	5.8	203,305	204,640	(1,335)	(0.7)
Selling, general and administrative	54,245	54,300	(55)	(0.1)	157,668	164,346	(6,678)	(4.1)
Total Operating Expenses	470,768	445,868	24,900	5.6	1,335,119	1,283,341	51,778	4.0
INCOME FROM OPERATIONS	224,206	249,890	(25,684)	(10.3)	475,657	454,357	21,300	4.7
OTHER INCOME (EXPENSE):
Investment earnings (losses)	2,863	2,729	134	4.9	8,612	6,456	2,156	33.4
Other income	12,321	6,115	6,206	101.5	29,748	27,242	2,506	9.2
Other expense	(6,195)	(6,278)	83	1.3	(13,911)	(14,246)	335	2.4
Total Other Income	8,989	2,566	6,423	250.3	24,449	19,452	4,997	25.7
Interest expense	45,708	45,017	691	1.5	135,790	131,886	3,904	3.0
INCOME BEFORE INCOME TAXES	187,487	207,439	(19,952)	(9.6)	364,316	341,923	22,393	6.5
Income tax expense	52,392	66,372	(13,980)	(21.1)	106,514	107,156	(642)	(0.6)
NET INCOME	135,095	141,067	(5,972)	(4.2)	257,802	234,767	23,035	9.8
Less: Net income attributable to noncontrolling interests	1,970	1,786	184	10.3	6,344	5,228	1,116	21.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	133,125	139,281	(6,156)	(4.4)	251,458	229,539	21,919	9.5
Preferred dividends	—	—	—	—	—	1,616	(1,616)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$133,125	$139,281	$(6,156)	(4.4)	$251,458	$227,923	$23,535	10.3
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$1.04	$1.10	$(0.06)	(5.5)	$1.97	$1.79	$0.18	10.1
Diluted earnings per common share	$1.04	$1.09	$(0.05)	(4.6)	$1.96	$1.79	$0.17	9.5
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	127,445	126,783	662	0.5	127,318	126,639	679	0.5
Diluted	128,111	127,135	976	0.8	127,851	126,855	996	0.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.34	$0.33	$0.01	3.0	$1.02	$0.99	$0.03	3.0
Effective income tax rate	27.94%	32.00%			29.24%	31.34%

WESTAR ENERGY NEWS RELEASE    Page 3 of 3